INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 12 - INCOME TAXES

Net operating losses for tax purposes of approximately $17.4 million at December 31, 2012 are available for carryover. The net operating losses will expire from 2013 through 2032. We have provided a 100% valuation allowance for the deferred tax benefits resulting from the net operating loss carryover and our tax credits due to our limited operating history. In addressing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. The valuation allowance increased by $1.8 million and $1.2 million during the years ended December 31, 2012 and 2011, respectively. A reconciliation of the statutory Federal income tax rate and the effective income tax rate for the years ended December 31, 2012 and 2011 follows.

Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2012	2011
Deferred tax assets:
Net operating loss carryover	$5,914	$3,873
Tax credits	114	328
Valuation allowance	(6,028)	(4,201)
Net deferred tax assets	$-	$-

Statutory federal income tax rate	-34%	-34%
State income taxes, net of federal taxes	0%	0%
Non-deductible items	10%	8%
Valuation allowance	24%	26%

Effective income tax rate	0%	0%